UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 4, 2015 (December 31, 2014)

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
HealthSouth Corporation, a Delaware Corporation (“HealthSouth” or the “Company”), is filing this Current Report on Form 8-K to provide the following information:

•	Audited financial statements of Reliant Hospital Partners, LLC (“Reliant”) as of and for the year ended December 31, 2014

•
Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014 to include the Company's acquisition of EHHI Holdings, Inc. (“EHHI”) and its Encompass Home Health and Hospice business (“Encompass”)

The information contained herein is being furnished pursuant to Item 7.01 of Form 8-K, “Regulation FD Disclosure.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Audited Financial Statements of Reliant as of and for the Year Ended December 31, 2014
On June 10, 2015, HealthSouth entered into a definitive agreement to acquire the operations of Reliant for a cash purchase price of $730 million. Reliant operates a portfolio of 11 inpatient rehabilitation hospitals in Texas, Massachusetts, and Ohio for a total of 902 beds. This transaction, which is subject to customary closing conditions and regulatory approvals, including expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act, is expected to close in the fourth quarter of 2015. A copy of the acquisition agreement was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on June 11, 2015.
The audited consolidated balance sheet of Reliant as of December 31, 2014 and the related audited consolidated statements of operations, members' deficit, and cash flows for the year ended December 31, 2014, together with the notes thereto and the auditor's report thereon, are filed as Exhibit 99.1 hereto and are incorporated by reference.
Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 2014
On December 31, 2014, the Company completed the acquisition of Encompass, the nation's fifth largest provider of Medicare-certified skilled home health services. The total cash consideration delivered at closing was $695.5 million. A copy of the acquisition agreement was filed as Exhibit 2.1 to the Company's Annual Report on Form 10-K (the “2014 Form 10-K”) filed on February 27, 2015.
On January 2, 2015, HealthSouth filed a Current Report on Form 8-K (the “Initial Filing”) to report the consummation of its acquisition of Encompass. On March 6, 2015, the Company filed a Current Report on Form 8-K/A (the “First Amendment”) to amend and supplement Item 9.01 of the Initial Filing to present certain financial statements of EHHI and to present certain unaudited pro forma condensed combined financial statements of the Company in connection with the acquisition of Encompass. The unaudited pro forma condensed combined financial statements of the Company filed in the First Amendment included a condensed combined balance sheet as of September 30, 2014 and condensed combined statements of operations for the year ended December 31, 2013 and the nine months ended September 30, 2014. This Current Report on Form 8-K further supplements Item 9.01 of the Initial Filing and First Amendment to present an unaudited pro forma condensed combined statement of operations of the Company for full-year 2014 in connection with the acquisition of Encompass. An unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014, including the notes thereto, is included as Exhibit 99.2, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired
The audited consolidated balance sheet of Reliant as of December 31, 2014 and the related audited consolidated statements of operations, members' deficit, and cash flows for the year ended December 31, 2014, together with the notes thereto and the auditor's report thereon, are filed as Exhibit 99.1 hereto and is incorporated herein by reference.
(b)    Pro Forma Financial Information
The unaudited pro forma condensed combined statement of operations of HealthSouth for the year ended December 31, 2014 is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

(d)	Exhibits
See Exhibit Index.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHSOUTH CORPORATION

By:	/S/ DOUGLAS E. COLTHARP
	Name:	Douglas E. Coltharp
	Title:	Executive Vice President and Chief Financial Officer
Dated: August 4, 2015

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1
Audited consolidated balance sheet of Reliant as of December 31, 2014 and the related audited consolidated statements of operations, members' deficit, and cash flows for the year ended December 31, 2014, together with the notes thereto and the auditor's report thereon.

99.2	Unaudited pro forma condensed combined statement of operations of HealthSouth for the year ended December 31, 2014.